UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2006
Arlington Tankers Ltd.

(Exact Name of Registrant as Specified in Charter)

Bermuda	001-32343	98-0460376

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
First Floor, The Hayward Building
22 Bermudiana Road
Hamilton HM 11, Bermuda

(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (441) 292-4456
Not applicable.

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☒      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.
On March 24, 2006, the audit committee (the “Committee”) of the board of directors of Arlington Tankers Ltd. (the “Company”) notified KPMG LLP (“KPMG”) that the Committee has decided not to recommend the reappointment of KPMG as the Company’s independent auditors, subject to the requirements of Bermuda law. In addition, on March 24, 2006, the Committee has decided to recommend to the Company’s shareholders that Moore Stephens International Limited (“Moore Stephens”) be appointed as the Company’s independent auditors. These decisions followed a thorough evaluation and analysis of the audit fees paid by the Company in 2005 and KPMG’s estimated audit fees for 2006. The Committee and the Company’s board of directors concluded that Moore Stephens International Limited has extensive experience in the maritime industry, including experience with publicly traded shipping companies.
Under Bermuda corporate law, the Company’s independent auditor may not be removed other than by the shareholders acting at a general meeting. Moreover, Bermuda corporate law provides that, in event of such removal, a new independent auditor may be appointed only by the shareholders acting at a general meeting. As a result, until the Company’s annual general meeting of shareholders on June 12, 2006, KPMG cannot be formally terminated or removed, and Moore Stephens cannot be formally engaged, as the Company’s independent auditors. The Company’s board of directors has determined that it will recommend to the Company’s shareholders at the annual general meeting that Moore Stephens be appointed as the Company’s independent auditors for a one-year term expiring at the close of the 2007 annual general meeting. As an interim step, the Committee has engaged Moore Stephens to complete a review of the Company’s interim consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q for the first quarter of 2006.
The audit report of KPMG on the Company’s financial statements as of and for the fiscal year ended December 31, 2005, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The audit report of KPMG on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2005 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG’s report indicates that the Company did not maintain effective internal controls over financial reporting as of December 31, 2005 because of the effect of a material weakness on the achievement of the objectives of the control criteria and contains an explanatory paragraph that states “The Company did not have personnel possessing sufficient technical expertise related to the application of the provisions of generally accepted accounting principles to derivative instruments, or with sufficient understanding of derivative instruments. As a result, a material misstatement was identified in the Company’s unrealized loss on interest rate swap.”. The audit report of KPMG Chartered Accountants (Hamilton, Bermuda) (“KPMG Bermuda”) as of and for the fiscal year ended December 31, 2004, did not contain an adverse opinion or a disclaimer opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal year ended December 31, 2005 and the subsequent interim period through the date of filing this report, the Company had (1) no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its reports on the financial statements of the Company, or (2) no reportable events (as defined in Item 304(a)(v) of Regulation S-K), except that KPMG advised the Company of the material weakness described in the previous paragraph. During the Company’s fiscal year ended December 31, 2004, the Company had (1) no disagreements with KPMG Bermuda on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of KPMG Bermuda, would have caused KPMG Bermuda to make reference to the subject matter of the disagreement in connection with its reports on the financial statements of the Company, or (2) no reportable events (as defined in Item 304(a)(v) of Regulation S-K).
On March 29, 2006, the Company requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of the letter received from KPMG in response to such request, which is dated March 31, 2006, is filed as Exhibit 16.1 to this Current Report on Form 8-K. The Company notes that in KPMG’s letter, KPMG states that it was terminated on March 24, 2006. As noted above, Bermuda corporate law does not permit the Company to terminate KPMG as the Company’s independent auditor other than by shareholders acting at a general meeting. Accordingly, KPMG’s letter is incorrect in this respect, as KPMG has not been terminated as the Company’s independent auditor as of the date of this report. The Company is filing this Form 8-K voluntarily to report the information in this Item 4.01 to its shareholders.
Item 8.01. Other Events.
The information disclosed under Item 4.01 is incorporated by reference in this Item 8.01.
In connection with the Company’s 2006 annual general meeting, the Company will be filing a proxy statement with the Securities and Exchange Commission (the “SEC”). SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations, Arlington Tankers Ltd., First Floor, The Hayward Building, 22 Bermudiana Road, Hamilton HM 11, Bermuda (Telephone: (441) 292-4456). In addition, documents filed with the SEC by the Company will be available free of charge at the SEC’s web site at www.sec.gov.
Information regarding the identity of the persons who may, under SEC rules, be deemed to be participants in the solicitation of shareholders of the Company in connection with the Company’s 2006 annual general meeting, and their interests in the solicitation, will be set forth in a proxy statement that will be filed by the Company with the SEC.

Item 9.01. Financial Statements and Exhibits.
     (d)     Exhibits
     16.1   Letter from KPMG LLP, dated March 31, 2006, regarding change in certifying accountant.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARLINGTON TANKERS LTD.
Date: March 31, 2006	By:	/s/ Edward Terino
Edward Terino
Co-Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from KPMG LLP, dated March 31, 2006, regarding change in certifying accountant.